SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN A PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Under Rule 14a-12

Alpha Select Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

ALPHA SELECT FUNDS
Target Select Equity Fund

Dear Shareholder,

A Special Meeting of Shareholders of the Target Select Equity Fund (the “Fund”) of Alpha Select Funds (the “Trust”) has been scheduled for [DATE], 2004. If you are a shareholder of record as of the close of business on [RECORD DATE], 2004, you are entitled to vote at the meeting and any adjournment of the meeting.

While you are, of course, welcome to join us at the meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. You may also vote over the internet or by telephone by following the enclosed instructions to utilize those methods of voting.

The attached proxy statement is designed to give you information relating to the proposals on which you are asked to vote. The proposals described in the proxy statement relate to the following matters:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Constellation Investment Management Company LP (“CIMCO”).

2.	To approve a new investment sub-advisory agreement between CIMCO and Turner Investment Partners, Inc.

3.	To elect three current trustees and one new trustee to the Board of Trustees of the Trust (the “Board of Trustees”) to hold office until their successor(s) are elected or until their resignation or removal.

4.	To act on any other business properly brought before the meeting.

The Board of Trustees unanimously recommend that shareholders vote “For” each proposal. We encourage you to support the Trustees’ recommendations. Your vote is important to us. Please do not hesitate to call 1-800-224-6312 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Fund.

Sincerely,

<signature>

John H. Grady President

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Alpha Select Funds

[DATE], 2004

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ALPHA SELECT FUNDS

Target Select Equity Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

[DATE], 2004

     Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Target Select Equity Fund (the “Fund”) of Alpha Select Funds (the “Trust”) will be held at the offices of Turner Investments Partners, Inc. (“Turner”) at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312 on [DATE], 2004, at [TIME] p.m. Eastern Time.

     At the Meeting, shareholders will be asked to consider and act on the following proposals:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Constellation Investment Management Company (“CIMCO”).

2.	To approve a new investment sub-advisory agreement between CIMCO and Turner Investment Partners, Inc.

3.	To elect three current trustees and one new trustee (collectively, the “Proposed Trustees”) to the Board of Trustees of the Trust to hold office until their successor(s) are elected or until their resignation or removal.

4.	To act on any other business properly brought before the Meeting.

     All shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, please mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted.

     Shareholders of record at the close of business on [RECORD DATE], 2004 are entitled to notice of and to vote at the Meeting or any adjournments of the Meeting.

By Order of the Board of Trustees

<signature>

John H. Grady President

[DATE], 2004

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PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees”) of Alpha Select Funds (the “Trust”) for use at the Special Meeting of Shareholders to be held [DATE] 2004 at [TIME], p.m. Eastern Time at the offices of Turner Investments Partners, Inc. (“Turner”), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, and at any adjourned session thereof (the Special Meeting and any adjournments of the Special Meeting are referred to in this proxy statement as the “Meeting”).

     Shareholders of the Target Select Equity Fund (the “Fund”) of record at the close of business on [RECORD DATE] (“Shareholders”) are entitled to vote at the Meeting. As of [RECORD DATE], the Fund had [NUMBER OF SHARES] units of beneficial interest (“shares”) issued and outstanding.

     Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. Approval of the Proposals requires the affirmative vote of a majority of the outstanding securities of the Fund entitled to vote as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

     In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of Turner may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The Fund will bear the cost of the Meeting and proxy materials. The proxy card and this proxy statement are being mailed to Shareholders on or about [MAILING DATE] 2004.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

INTRODUCTION

     Concentrated Capital Management, LP (“CCM”) currently serves as the investment adviser to the Fund, pursuant to an investment advisory agreement dated October 28, 2000 (the “Current Advisory Agreement”). A group of investors (collectively, the “Constellation Group”) led by Mr. John H. Grady, a current executive officer and Trustee of the Trust, has entered into a Purchase Agreement (the “Purchase Agreement”) with the current owners of CCM dated      , 2004, pursuant to which the Constellation Group will purchase all of the outstanding ownership interest in CCM (the “Purchase Transaction”). The current owners of CCM will receive cash in an amount equal to their respective initial capital contributions plus follow-on contributions, with the total purchase price equaling approximately $150,000. The Constellation Group intends to continue to operate CCM as a registered investment adviser under the new name Constellation Investment Management Company, LP (“CIMCO”).

     The Purchase Transaction is part of a larger transaction, including a reorganization of certain portfolios of the Turner Funds (the “Turner Funds”), a registered investment company, with and into newly created series of the Trust, and is subject to numerous terms and conditions, including the approval by shareholders of the Turner Funds of the proposed reorganization. While there is no assurance these terms and conditions will be met, the consummation of the Purchase Transaction would result in an “assignment,” as that term is defined in the 1940 Act, of (i) the Fund’s current investment advisory agreement with CCM, and (ii) CCM’s current investment sub-advisory agreement with Turner Investment Partners, Inc. (“Turner”), pursuant to which Turner provides day-to-day management services to the Fund. Under the 1940 Act, each of these agreements will automatically terminate upon their assignment. As a result, the Board of Trustees has prospectively approved a new investment advisory agreement between the Trust and CIMCO, and a new investment sub-advisory agreement between CIMCO and Turner, subject to approval by shareholders of the Target Select Equity Fund (the “Fund”) of record at the close of business on [RECORD DATE] (the “Shareholders”) and contingent upon the consummation of the Purchase Transaction. The new agreements are discussed in detail later in this Proxy Statement.

PROPOSAL 1. APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

     The Board of Trustees recommends that Shareholders approve the proposed investment advisory agreement (the “New Advisory Agreement”) between the Trust and CIMCO relating to the Fund. A copy of the New Advisory Agreement is attached as Exhibit A to this proxy statement. The description of the New Advisory Agreement in this proxy statement is qualified in its entirety by reference to Exhibit A.

     As required by the 1940 Act, the Current Advisory Agreement between the Trust and CCM provides for its automatic termination upon assignment. The Purchase Transaction will constitute an assignment, as that term is defined in the 1940 Act, of the Current Advisory Agreement, and consequently, its termination. Accordingly, the New Advisory Agreement with CIMCO, with respect to the Fund, is being proposed for approval by Shareholders to take effect upon the closing of the Purchase Transaction (“Closing”).

     About CIMCO. CIMCO is a limited partnership organized under the laws of the State of Pennsylvania and is registered as an investment adviser with the SEC. CIMCO is located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of January 31, 2004, CIMCO (operating as CCM) had discretionary management authority over less than $1 million of assets. If the reorganization of certain Turner Funds portfolios with and into newly created series of the Trust occurs, then upon reorganization, CIMCO would have discretionary management authority over approximately $1.5 billion of assets.

     Listed below are the names and principal occupations of each of the directors and the principal executive officers of CIMCO. The principal business address of each director and the principal executive officer, as it relates to their duties at CIMCO, is 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

Name	Position with CIMCO

John H. Grady	President and Chief Executive Officer
Francis McAleer	[Senior Vice President]
John J. Canning	Vice President and Director of Mutual Fund Accounting
Antoinette C. Robbins	Vice President and Director of Accounting
Saeed Franklin	[Vice President]
Rami Livelsberger	[Vice President]

*	This person is also a Trustee or Trust officer of the Trust.

     About the New Advisory Agreement. The New Advisory Agreement is virtually identical to the Current Advisory Agreement. Under the New Advisory Agreement and subject to the direction of the Trust’s Board of Trustees, CIMCO will have general responsibility for the management of the Fund. As the Fund’s investment adviser, CIMCO will oversee each sub-adviser’s sub-advisory activities with respect to the Fund and will monitor each sub-adviser’s compliance with the Fund’s investment policies, guidelines and restrictions. For its services, CIMCO will receive investment advisory fees equal to the fees currently charged by CCM under its investment advisory agreement with the Trust. CIMCO will, in turn, pay sub-advisory fees to each sub-adviser, including Turner.

     CCM receives base investment advisory fees of 1.0625% of the Fund’s average annual net assets under the terms of the Current Advisory Agreement. However, these fees may be higher or lower depending on the Fund’s performance relative to the Russell 3000 Index. If the Fund outperforms its benchmark by a set amount, CCM will receive higher advisory fees. Conversely, if the Fund underperforms its benchmark by the same amount, CCM will receive lower advisory fees. The Fund’s advisory fee may range from a lowest possible fee of 0.9125% to a highest possible fee of 1.2125%. Under a separate fee waiver agreement with the Fund, CCM contractually agreed to waive fees and reimburse expenses to keep the Fund’s total operating expenses from exceeding 1.50% indefinitely. Under the New Advisory Agreement, the Fund will continue to pay the same advisory fees to CIMCO, and CIMCO will maintain the same fee waiver arrangements through at least January 31, 2007.

     The New Advisory Agreement will become effective on Closing and will continue in effect for a period of up to two years from the date of execution. Thereafter, the agreement would continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trust’s Trustees or (ii) a vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Trust, provided that in either event the continuance also is approved by a majority of the Trust’s trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or of any party to the agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The agreement is terminable with respect to the Fund, without penalty, on 60 days’ written notice by CIMCO, by the Fund’s Trustees, or by vote of holders of a majority of the Fund’s shares. CIMCO may terminate the agreement, without penalty, on 60 days’ written notice. The agreement also would terminate automatically in the event of its assignment (as defined in the 1940 Act).

     Under the New Advisory Agreement, neither CIMCO nor its officers, directors, employees or agents or controlling persons would be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust and/or the Fund in connection with or arising out of the matters to which the advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CIMCO in the performance of its duties or from reckless disregard by it of its obligations and duties under the advisory agreement. The Fund’s Current Advisory Agreement with CCM has a similar standard of care.

     Trustees’ Considerations in Appointing CIMCO as the Fund’s New Adviser. On January 29, 2004, the Board of Trustees, including the trustees who are not “interested persons” (the “Independent Trustees”), unanimously approved, subject to the required shareholder approval described herein, the New Advisory Agreement. In determining to recommend approval of the New Advisory Agreement to Shareholders, the Board of Trustees carefully evaluated information the Trustees deemed necessary to enable them to determine that the New Advisory Agreement would be in the best interests of the Fund and its Shareholders. The Board of Trustees gave substantial weight to CIMCO’s representations that: (i) the responsibilities of CIMCO under the New Advisory Agreement are the same in all material respects as under the Current Advisory Agreement; (ii) the operations of CIMCO and the level or quality of advisory services provided to the Fund will not be materially affected as a result of the New Advisory Agreement; (iii) the same personnel of Turner, the sub-adviser to the Fund, who currently provide day-to-day investment advisory services to the Fund will continue to do so upon approval of the new sub-advisory agreement; (iv) the overall management fees payable by the Fund will be at the same rate as the compensation now payable by the Fund; and (v) the overall financial condition of CIMCO remains strong following the change in control. The Board of Trustees believes that the Fund should receive investment management services under the New Advisory Agreement at least equal to those currently received by the Fund, with no change in the overall management fees payable by the Fund. The Board of Trustees therefore unanimously recommends approval of the New Advisory Agreement by the Shareholders.

     In addition, the Board of Trustees considered a wide range of information of the type they would regularly consider when determining to continue the Fund’s investment advisory agreement as in effect from year to year. The Board of Trustees considered information about, among other things:

•	CIMCO and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process;

•	the terms of the New Advisory Agreement;

•	the scope and quality of the services that CCM has been providing to, and that CIMCO represents that it will continue to provide to, the Fund;

•	the investment performance of the Fund compared to similar funds managed by other investment advisers over various periods;

•	the management fee rates payable by the Fund compared to similar funds managed by other investment advisers; and

•	the total expense ratio of the Fund compared to similar funds managed by other investment advisers.

     After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement and to recommend that the Shareholders vote to approve the New Advisory Agreement. If the Shareholders do not approve the New Advisory Agreement, the Board will consider what action is appropriate based upon the interests of the Fund and the Shareholders.

     THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF THE SUB-ADVISORY AGREEMENT
BETWEEN CIMCO AND TURNER.

     Turner currently serves as the investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement with CCM dated October 31, 2000 (the “Current Sub-Advisory Agreement”), and before that served as the Fund’s investment adviser. Under the proposed investment sub-advisory agreement between CIMCO and Turner (the “New Sub-Advisory Agreement”), Turner would continue to provide day-to-day investment management services to the Fund. CIMCO would continue to pay Turner’s sub-advisory fees, and the total advisory fees paid by the Fund would not change.

     About the Sub-Advisory Agreement. The terms of the New Sub-Advisory Agreement are virtually identical to the terms of the Current Sub-Advisory Agreement. A form of the New

Sub-Advisory Agreement is attached as Exhibit B to this proxy statement. The description of the sub-advisory agreement in this proxy statement is qualified in its entirety by reference to the form of agreement in Exhibit B.

     If approved by Shareholders, the New Sub-Advisory Agreement would become effective on Closing and would continue in effect for a period of up to two years from the date of execution. Thereafter, the New Sub-Advisory Agreement would continue automatically with respect to the Fund for successive annual periods, provided such continuance is specifically approved at least annually by: (i) the Board of Trustees of the Trust or (ii) a vote of a “majority” of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event the continuance also is approved by a majority of the Fund’s trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund or any party to the sub-advisory agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The sub-advisory agreement is terminable, without penalty, on 60 days’ written notice by CIMCO, by the Board of Trustees or the holders of a majority of the Fund’s shares. Turner may terminate the agreement, without penalty, on 60 days’ written notice. The sub-advisory agreement will terminate automatically five business days after Turner receives written notice of termination of the advisory agreement between the Trust, on behalf of the Fund, and CIMCO. The sub-advisory agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The New Sub-Advisory Agreement requires Turner to exercise its best judgment in rendering the services provided by it under the agreement. Under the agreement, Turner would not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund’s shares or by CIMCO in connection with the matters to which the sub-advisory agreement relates, provided that nothing in the New Sub-Advisory Agreement will be deemed to protect or purport to protect Turner against liability to the Fund or to holders of the Fund’s shares or to CIMCO to which Turner would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Turner’s reckless disregard of its obligations and duties under the New Sub-Advisory Agreement. The current investment sub-advisory agreement between CCM and Turner has a similar standard of care.

     Description of Turner. Turner, 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in March, 1990, and is registered with the SEC as an investment adviser. Robert E. Turner is the Chairman and controlling shareholder of Turner. As of December 31, 2003, Turner had discretionary management authority with respect to approximately $12 billion of assets. Turner has provided investment advisory services to investment companies since 1992.

     Listed below are the names and principal occupations of each of the directors and the principal executive officers of Turner. The principal business address of each director and the principal executive officer, as it relates to their duties at Turner, is 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312.

Name	Position with Turner

Robert E. Turner	Chairman and Chief Investment Officer – Growth Equities

Name	Position with Turner

Mark D. Turner	Vice Chairman and Senior Portfolio Manager
Stephen J. Kneeley	President and Co-Chief Executive Officer
Christopher McHugh	Board Member, Vice President and Secretary
Brian F. McNally	Assistant Secretary and Corporate Counsel
Thomas R. Trala	Board Member, Chief Operating Officer, Chief Financial Officer and Treasurer

     Trustees’ Considerations in Appointing Turner as the Fund’s New Sub-Adviser. On January 29, 2004, the Board of Trustees, including the Independent Trustees, unanimously approved, subject to the required shareholder approval described herein, the New Sub-Advisory Agreement. In making the determination to recommend approval of the New Sub-Advisory Agreement to the Shareholders, the Board of Trustees carefully evaluated information the Trustees deemed necessary to enable them to determine that the New Sub-Advisory Agreement would be in the best interests of the Fund and the Shareholders. The Board of Trustees gave substantial weight to Turner’s representations that: (i) the responsibilities of Turner under the New Sub-Advisory Agreement are the same in all material respects as under the Current Sub-Advisory Agreement; (ii) the operations of Turner and the level or quality of advisory services provided to the Fund will not be materially affected as a result of the New Sub-Advisory Agreement; (iii) the same personnel of Turner who currently provide day-to-day investment advisory services to the Fund will continue to do so upon approval of the New Sub-Advisory Agreement; and (iv) the overall management fees payable by the Fund will be at the same rate as the compensation now payable by the Fund. The Board of Trustees believes that the Fund should receive investment management services under the New Sub-Advisory Agreement at least equal to those currently received by the Fund, with no change in the overall management fees payable by the Fund. The Board of Trustees therefore unanimously recommends approval of the New Sub-Advisory Agreement by the Shareholders.

     In addition, the Board of Trustees considered a wide range of information of the type they would regularly consider when determining to continue the Fund’s investment sub-advisory agreement as in effect from year to year. The Board of Trustees considered information about, among other things:

•	Turner and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment process;

•	the terms of the New Sub-Advisory Agreement;

•	the scope and quality of the services that Turner has been providing to the Fund; and

•	the investment performance of the Fund compared to similar funds managed by other investment advisers over various periods.

     After carefully considering the information described above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Sub-Advisory Agreement and to recommend that the Shareholders vote to approve the New Sub-Advisory Agreement. If the

Shareholders do not approve the New Sub-Advisory Agreement, the Board will consider what action is appropriate based upon the interests of the Fund and the Shareholders.

     THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

PROPOSAL 3. ELECTION OF PROPOSED TRUSTEES TO THE BOARD OF TRUSTEES

     Three of the Proposed Trustees (Messrs. Grady, Filante and Salvato, each a “Current Trustee”) currently serve as Trustees of the Trust, and the fourth proposed trustee (Ms. Sansone), the “New Trustee”) currently serves as a Trustee of another registered investment company. John H. Grady may be deemed to be an “interested persons” (as defined in the 1940 Act) of the Trust because of his current employment with Turner Investment Partners, Inc., the investment sub-adviser to the Trust, and, following the Closing, he may be deemed to be an “interested person” because of his ownership of an equity interest in CIMCO, the new investment adviser to the Trust. Mr. Ronald Filante and Mr. Alfred Salvato are each Independent Trustees and Ms. Janet Sansone would be an Independent Trustee.

     Information about the Board of Trustees The Board of Trustees oversees the management of the Trust and generally meets at least quarterly to review reports about Fund operations. The Board of Trustees has the authority to manage the business of the Trust on behalf of its investors, and it has all powers necessary or convenient to carry out that responsibility. Consequently, the Trustees have adopted Bylaws providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that the Bylaws do not reserve that right to the Fund’s investors. Subject to the 1940 Act and applicable Delaware law, they may fill vacancies on the Board of Trustees or reduce the number of Board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees who may exercise the powers and authority of the Board of Trustees to the extent that the Trustees determine. They may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any Committee of the Board of Trustees and to any agent or employee of the Trust. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive.

     A majority of the Board of Trustees are not “interested persons” (as defined in the 1940 Act) of the Trust and serve on the Board of Trustees for terms of indefinite duration. A Trustee’s position in that capacity will terminate if he or she is removed, resigns or is subject to various disabling events such as death or incapacity. The Trustees will assist shareholders on the question of the removal of Trustees in the manner required by Section 16(c) of the 1940 Act. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, so long as immediately after such appointment the shareholders would have elected at least two-thirds of the Trustees then serving. The Trustees may call a meeting of shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which Trustees who were elected by the shareholders cease to constitute a majority of the Trustees then serving.

     The Declaration of Trust provides that a Trustee shall not be liable to the Trust or to any of its shareholders for any loss or damage caused by any act or omission in the performance of his or her services under the Declaration of Trust, unless it is determined that such loss is due to an act or omission of the Trustee constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s office. Trustees are also entitled to be indemnified to the fullest extent permitted by law against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitration, administrative or legislative body, in which the Trustee may be or may have been involved as a party or otherwise, or with which the Trustee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Trustee of the Trust or the past or present performance of services to the Trust by the Trustee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by the Trustee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Trustee’s office. The rights of indemnification and exculpation provided under the Declaration of Trust do not provide for indemnification under Federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

     The following is a list of the Proposed Trustees of the Trust. Each Trustee who is an “interested person” of the Trust, as defined by the 1940 Act, is indicated by an asterisk. The other Proposed Trustees are independent; that is, among other things, they are not employees or officers of the Trust and they have no financial interest in any of the Trust’s service providers. During the most recent fiscal year, the Board of Trustees met six times. Each Current Trustee attended all of the meetings of the Board of Trustees (Mr. Grady attended one meeting in his capacity as Trustee, and five meetings in his capacity as an officer of Turner), and each member of the Trust’s Audit Committee (as discussed below) attended all of the meetings of the Audit Committee.

		Term of		Other
	Position(s)	Office and		Directorships/
	Held with	Length of	Principal Occupation(s)	Trusteeships Held
Name and Age	Trust	Time Served	During Past 5 Years	by Trustee

* John H. Grady, 42	Trustee	N/A; Less than 1 year	President and Chief Executive Officer of Constellation Investment Management Company, LP (an investment adviser); General Counsel, Chief Operating Officer and Chief Legal Officer, Turner Investment	N/A; currently nominated to serve as Trustee of Westlakes Institutional Portfolios, Berwyn, PA

		Term of		Other
	Position(s)	Office and		Directorships/
	Held with	Length of	Principal Occupation(s)	Trusteeships Held
Name and Age	Trust	Time Served	During Past 5 Years	by Trustee

Partners, Inc. (an investment adviser); President, Chief Operating Officer, Turner Investment Distributors, Inc. (a broker-dealer); previously, Partner, Morgan, Lewis & Bockius LLP (a law firm).

Alfred C. Salvato, 45	Trustee	N/A; Since Trust’s inception	Treasurer, Thomas Jefferson University Health Care Pension Fund (a hospital pension fund)	Turner Funds, Berwyn, PA; Westlakes Institutional Portfolios, Berwyn, PA

Ronald W. Filante, 57	Trustee	N/A; Since Trust’s inception	Associate Professor of Finance, Pace University	N/A; currently nominated to serve as Trustee of Westlakes Institutional Portfolios, Berwyn, PA

Janet F. Sansonse 57	Proposed Trustee	N/A; N/A	Self-employed consultant since 1999; previously Senior Vice President of Human Resources of Frontier Corporation	Turner Funds, Berwyn, PA; Westlakes Institutional Portfolios, Berwyn, PA

*	Mr. Grady may be deemed to be an “interested person,” as defined by the 1940 Act, because of his current employment with Turner Investment Partners, Inc., the investment sub-adviser to the Trust. In addition, assuming approval of CIMCO as the Fund’s investment adviser and the consummation of the Purchase Transaction, Mr. Grady may be deemed to be an “interested person” because of his ownership of an equity interest in CIMCO, the new investment adviser to the Trust.

     The following information is provided for each executive officer of the Trust as of the end of the most recently completed calendar year. The mailing address for each executive officer with respect to the Trust’s operations is [1205 Westlakes Drive, Suite 100, Berwyn, PA 19312]. All members of the Board of Trustees will oversee the management of the Fund of the Trust.

Term of
	Position(s)	Office and
	Held	Length of	Principal Occupation(s) During Past 5
Name and Age	with Trust	Time Served	Years

John H. Grady, 42	President and Trustee; previously Executive Vice President and Secretary	N/A; 2 years	President and Chief Executive Officer of Constellation Investment Management Company, LP (an investment adviser); General Counsel, Chief Operating Officer and Chief Legal Officer, Turner Investment Partners, Inc. (an investment adviser); President, Chief Operating Officer, Turner Investment Distributors, Inc. (a broker dealer); previously, Partner, Morgan, Lewis & Bockius LLP (a law firm).

John Canning, 33	Vice President and Secretary	N/A; 1 year	Vice President Director of Mutual Fund Administration of Constellation Investment Management Company, LP; Sub-Advisory Institutional Service Product Manager, Turner Investment Partners, Inc.; previously, Transfer Agent Manager, Pilgrim Baxter and Associates (an investment adviser); Portfolio Implementation Analyst, SEI Investments.

Antoinette C. Robbins, 40	Vice President	N/A 1 year	Vice President and Director of Compliance of Constellation Investment Management Company, LP; Director of Compliance, Turner Investment Partners, Inc.; previously, Senior Gift Planning Officer, American Civil Liberties Union, 2001-2002; Assistant Vice President and Counsel, Equitable Life Assurance Society of the United States.

Saeed Franklin, 29	Vice President	N/A; less than 1 year	Vice President of Constellation Investment Management Company, LP; previously, Performance Analyst, Turner Investment Partners, Inc.; Performance Analyst, ING Variable Annuities (an insurance company); Senior Fund Accountant, Bank of New York (an investment bank); Fund Accountant, PFPC Inc. (an investment management company)

Rami Livelsberger, 29	Vice President and Assistant Secretary	N/A; less than 1 year	Vice President of Constellation Investment Management Company, LP; previously, Compliance Officer, Legal Assistant, Turner Investment Partners, Inc., Legal Assistant, Morgan, Lewis & Bockius, LLP.

Peter Golden, 38	Controller and Chief Officer	N/A; 2 years	Director of Funds Accounting of SEI Investments; previously, Vice President of

Term of
	Position(s)	Office and
	Held	Length of	Principal Occupation(s) During Past 5
Name and Age	with Trust	Time Served	Years

	Financial Officer		Fund Administration, J.P. Morgan Chase & Co. (an investment bank); Vice President, Fund and Pension Accounting, Brown Brothers Harriman (an investment bank).

Lydia A. Gavalis, 38	Vice President and Assistant Secretary	N/A; 4 years	Vice President and Assistant Secretary of SEI Investments.

William E. Zitelli, Jr., 35	Vice President and Assistant Secretary	N/A; 3 years	Vice President and Assistant Secretary of SEI Investments; Vice President, Merrill Lynch & Co. Asset Management Group (an investment bank).

Timothy D. Barto, 35	Vice President and Assistant Secretary	N/A; 3 years	Vice President and Assistant Secretary of SEI Investments; previously Associate, Dechert Price & Rhoads (a law firm).

Christine M. McCullough, 42	Vice President and Assistant Secretary	N/A; 3 years	Vice President and Assistant Secretary of SEI Investments; previously, Associate, White and Williams LLP (a law firm).

The Board of Trustees has established the following standing committees:

     Audit Committee. The Trust has an Audit Committee, which assists the Board of Trustees in fulfilling its duties relating to the Trust’s accounting and financial reporting practices, and also serves as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust’s procedures for internal auditing, and reviewing the Trust’s system of internal accounting controls. The Committee is currently comprised of Messrs. Filante and Salvato, being all of the current independent Trustees. The independent Trustees receive a fee of $175 per audit committee attended. During the last fiscal year there were four meetings of the Audit committee. All of the members of the Audit Committee were present for each meeting. The Audit Committee has adopted an Audit Committee Charter which serves as a guideline in carrying out the above stated duties and responsibilities. See Exhibit C for a copy of the Trust’s Audit Committee Charter.

     Fair Value Pricing Committee The Board of Trustees has a standing Fair Value Pricing Committee that is composed of the current Independent Trustees and various officers and representatives of the Trust’s service providers, as appointed by the Board of Trustees. The Fair Value Pricing Committee operates under procedures approved by the Board of Trustees. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Board of Trustees reviews the Fair Value Pricing Committee’s determinations. The Fair Value Pricing Committee did not meet during the last fiscal year.

     Nomination of Trustees The Board of Trustees is generally responsible for the nomination of persons for election to the Board, with the selection and nomination of the Trustees who are not “interested persons” of the Trust committed to the discretion of the Independent Trustees. The Trust does not currently have a standing nominating committee or committee performing similar functions. The Board of Trustees does not believe that is necessary to have a separate nominating committee at this time, given the small size of the Trust, the small size of the Board of Trustees, and the fact that the majority of the members of the Board of Trustees are Independent Trustees. The Board of Trustees will, however, consider establishing a nominating committee in the future. If the Board of Trustees establishes a nominating committee, it would determine whether to, among other things, prepare a written charter for the committee, identify the process to be followed by the committee in identifying and evaluating nominees (including those recommended by Shareholders), specify minimum qualifications for any committee-recommended nominees, and establish a process for Shareholders to send communications to the Board of Trustees.

     Fund Shares Owned By Trustees. The following table shows a dollar amount range of each current and proposed Independent Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. Dollar ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Act.

		Aggregate Dollar Range
Name	Dollar Range of Fund Shares (Fund)	of Shares(All Funds)

Alfred C. Salvato (Current Trustee)	$0	$0
Ronald Filante (Current Trustee)	$0	$0
Janet Sansonse (New Trustee)	$0	$0

Ownership in Securities of Turner and Related Companies

     As reported to the Fund, the information in the following table reflects ownership by the each current and proposed Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment adviser or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

				Value of	Percent of
	Owner and			Securities on	Class on an
	Relationship to		Title of	an Aggregate	Aggregate
Trustee	Trustee	Company	Class	Basis	Basis

Alfred C. Salvato (Current Trustee)		None
Ronald Filante (Current Trustee)		None
Janet Sansonse (Proposed Trustee)		None

     Board Compensation. The Board of Trustees holds regular quarterly meetings each year, and the Trustees receive annual compensation from the Trust for serving on the Board of Trustees and attending such meetings. The Trust does not compensate the Trustees who are officers or employees of CIMCO. The Independent Trustees receive an annual retainer of $5,400 payable quarterly. In addition, independent Trustees receive $675 for each regular or special in person board meeting and $350 for any special board meeting held by telephone. The Board of Trustees may increase these fees after the Reorganization. Trustees are reimbursed for travel and other out-of-pocket expenses in connection with the attendance of Board of Trustees meetings. The Adviser or the Administrator pays the compensation of officers and interested Trustees of the Trust. The Trust does not offer any retirement benefits for Trustees. During the fiscal year ended September 30, 2003, there were four regular meetings and two special meetings of the Board of Trustees. The then current Trustees received the following compensation from the Trust:

				Total
				Compensation
				From Registrant
	Aggregate			and Fund
	Compensation			Complex Paid to
	From Registrant	Pension or		Trustees for the
	for the Fiscal	Retirement		Fiscal Year
	Year Ended	Benefits Accrued	Estimated	Ended
Name of Person,	September 30,	as Part of Fund	Annual Benefits	September 30,
Position	2003	Expenses	Upon Retirement	2003

*Stephen Kneeley	$0	N/A	N/A	$0 for service on one Board
Ronald Filante	$8,975	N/A	N/A	$8,975 for service on one Board
Alfred Salvato	$8,975	N/A	N/A	$8,975 for service on one Board

*     Mr. Kneeley resigned as a Trustee of the Trust effective November 14, 2003. Mr. Kneeley may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with Turner Investment Partners, Inc., the investment sub-adviser to the Trust.

     Recommendation of the Board of Trustees In their deliberations, the Board of Trustees considered various matters related to the management and long-term welfare of the Trust. The Board of Trustees considered, among other factors, the benefits that an experienced group of board members who understand the operations of the Trust and are exposed to the wide variety of issues that arise from overseeing different types of portfolios would bring to the Board of Trustees. In evaluating the Proposed Trustees, the Trustees took into account their background and experience, including their familiarity with the issues relating to the Fund and its investments as well as their careers in business, finance, law and other areas.

     Therefore, after careful consideration, the Board of Trustees, including the Independent Trustee of the Board, recommends that the Shareholders of the Trust vote “FOR” the election of the Proposed Trustees as set forth in this Proposal.

     If the Proposed Trustees are elected by the Shareholders, each Proposed Trustee will serve, effective the date of the Meeting, until his/her successor is duly elected and qualified or until his/her earlier resignation or removal. If the Proposed Trustees are not elected, the Board of Trustees will consider what action is appropriate based upon the interests of the Fund and the Shareholders.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 3.

GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

     Trustees and Officers. Information about the Trust’s current Trustees and principal executive officers, including their names, positions with the Trust, and association with the Trust is set forth below:

NAME	POSITION WITH THE TRUST

John H. Grady*	Trustee, President
Alfred C. Salvato	Trustee, Audit Committee Member, Fair Value Pricing Committee Member
Ronald W. Filante	Trustee, Audit Committee Member, Fair Value Pricing Committee Member
Peter Golden	Controller and Chief Financial Officer

*     Mr. Grady may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with Turner Investment Partners, Inc., the investment sub-adviser to the Trust. In addition, assuming approval of CIMCO as the Fund’s investment adviser and the consummation of the Purchase Transaction, Mr. Grady may be deemed to be an “interested person” because of his ownership of a majority interest in CIMCO, the new investment adviser to the Trust.

     Adviser. Concentrated Capital Management, LP (“CCM”), an SEC-registered adviser, currently serves as the investment adviser to the Fund. CCM was formed on May 19, 2000. As investment adviser to the Fund, CCM makes recommendations to the Board with respect to the appropriate allocation of assets to each of the Fund’s sub-advisers. In addition, CCM is authorized to make investment decisions for the Fund and to continuously review, supervise and administer the Fund’s investment program. CCM also ensures compliance with the Fund’s investment policies and guidelines. The Fund operates as a “manager of managers” fund under a

U.S. Securities and Exchange Commission exemptive order. This order permits CCM to hire or replace sub-advisers with Board (rather than shareholder) approval.

     For its services, CCM is entitled to receive base investment advisory fees at an annualized rate, based on the average daily net assets of the Fund, of 1.0625%. However, these fees may be higher or lower depending on the Fund’s performance relative to the Russell 3000 Index. If the Fund outperforms its benchmark by a set amount, CCM will receive higher advisory fees. Conversely, if the Fund underperforms its benchmark by the same amount, CCM will receive lower advisory fees. The Fund’s advisory fee may range from a lowest possible fee of 0.9125% to a highest possible fee of 1.2125%.

     Sub-Adviser. Turner Investment Partners, Inc. (“Turner”), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania currently serves as Sub-Adviser for the Fund. As Sub-Adviser, Turner makes the investment decisions for the Fund, and continuously reviews, supervises and administers a separate investment program, subject to the supervision of, and policies established by, the Trustees. For its services, Turner is entitled to receive a base fee from CCM, which is calculated daily and paid quarterly, at an annual rate of 0.65% of the average daily net assets of the Fund, plus (or minus) a performance adjustment if the Fund outperforms (or underperforms) the Russell 3000 Index.

     Administrator. Turner also serves as the Fund’s administrator pursuant to an administrative agreement between the Trust, on the Fund’s behalf and Turner. SEI Investments Global Fund Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, currently serves as Sub-Administrator.

     Distributor. Turner Investment Distributors, Inc. (“TID”), 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, a subsidiary of Turner, serves as the distributor of the Fund’s shares pursuant to a distribution agreement between the Trust, on the Fund’s behalf, and TID. TID receives no compensation for distributing Fund shares.

     5% Shareholders. As of [RECORD DATE], 2004, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the shares of the Fund. The Trust believes that most of the shares referred to below were held by the following persons in accounts for their fiduciary, agency, or custodial customers.

Name and Address of Shareholder	Number of Shares	Percent of Fund

As of [RECORD DATE], 2004, the Turner Trust’s Trustees and officers did not own any Fund shares.

     Adjournment. In the event that sufficient votes in favor of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting. CIMCO will bear the costs of any adjourned sessions. The persons named as proxies will vote for an adjournment any proxies that they are entitled to vote in favor of the proposal.

     Voting Details. Each whole share held entitles the Shareholder to one vote for each dollar (carried forward to two decimal places) of net asset value of such share as of the close of business on [RECORD DATE] 2004, and each fractional share is entitled to a proportionate fractional vote. A majority in interest of the Fund’s shares entitled to vote on the proposal constitutes a quorum. Any Shareholder who submits a proxy may revoke it at any time before it is exercised by submitting to the Trust a specific written notice of revocation. Abstentions and “broker non-votes” will not be counted for or against the proposal, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a “majority of the outstanding voting securities” present at the Meeting and will therefore have the effect of counting against the proposal.

     Shareholder Proposals. The Trust is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

     Other Matters. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

     Shareholder Reports. The Fund’s last audited financial statements and annual report, for the fiscal year ended September 30, 2003, and the semi-annual report dated March 31, 2003, are available free of charge. To obtain a copy, please call the Fund toll free at 1-800-224-6312, or send a written request to the Alpha Select Target Select Equity Fund c/o Turner Investment Distributors, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO UTILIZE THESE METHODS OF VOTING.

Exhibit A

INVESTMENT ADVISORY AGREEMENT
CONSTELLATION FUNDS

     AGREEMENT made this      day of           , 2004, by and between Constellation Funds, a Delaware business trust (the “Trust”), and Constellation Investment Management Company, LP (the “Adviser”).

     WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

     WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to each series of the Trust set forth on Schedule A of this Agreement (each a “Fund” and collectively the “Funds”), and the Adviser is willing to render such services:

     NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.	Duties of Adviser. The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Funds, and to hire (subject to the approval of the Trust’s Board of Trustees and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of each Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of each Fund, and to continuously review, supervise and (where appropriate) administer the investment program of each Fund, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Trust with records concerning the Adviser’s activities which the Trust is required to maintain, and to render regular reports to the Trust’s officers and Trustees concerning the Adviser’s discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Fund set forth in the Fund’s prospectus and statement of additional information as amended from time to time, and applicable laws and regulations.

The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for any Fund.

2.	Fund Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds and is directed to use its best efforts to obtain the best net results as described from time to time in the Funds’ Prospectus(es) and Statement(s) of Additional Information. The Adviser will promptly communicate to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Funds’ Prospectuses and Statement of Additional Information.

3.	Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified on Schedule B or Schedule C, as applicable, of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the appropriate Schedule, to the assets. The fee shall be based on the average daily net assets for the month involved (less any assets of such Funds held in non-interest bearing special deposits with a Federal Reserve Bank). The Adviser may, in its discretion and from time to time, waive a portion of its fee.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

4.	Other Expenses. The Adviser shall pay all expenses of printing and mailing reports, prospectuses, statements of additional information, and sales literature relating to the solicitation of prospective clients. The Trust shall pay all expenses relating to mailing to existing shareholders prospectuses, statements of additional information, proxy solicitation material and shareholder reports.

5.	Excess Expenses. If the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares of a Fund are qualified for offer and sale, the Adviser shall bear such excess cost.

However, the Adviser will not bear expenses of any Fund which would result in the Fund’s inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to Section 3(a) or 3(b) and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

6.	Reports. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7.	Status of Adviser. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

8.	Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

9.	Limitation of Liability of Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term “Adviser” shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10.	Permissible Interests. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

11.	License of Adviser’s Name. The Adviser hereby agrees to grant a license to the Trust for use of its name in the names of the Funds for the term of this Agreement and such license shall terminate upon termination of this Agreement.

12.	Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 11, the terms “assignment”, “interested persons”, and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

13.	Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, Attn: John H. Grady, President, and if to the Adviser at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, Attn: John H. Grady, President.

14.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15.	Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust. Further, the obligations of the Trust with respect to any one Fund shall not be binding upon any other Fund.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

CONSTELLATION FUNDS

By:

Attest:

CONSTELLATION INVESTMENT MANAGEMENT COMPANY, LP

By:

Attest:

Schedule A
to the
Investment Advisory Agreement

Listing of Funds

          Name of Fund

Constellation TIP Target Select Equity Fund
Constellation TIP Large Cap Growth Opportunities Fund
Constellation TIP Small Cap Value Opportunities Fund
Constellation TIP Financial Services Fund
Constellation TIP Tax Managed U.S. Equity Fund
Constellation Clover Large Cap Value Fund
Constellation Clover Core Value Fund
Constellation Clover Small Cap Value Fund
Constellation Clover Core Fixed Income Fund
Constellation CIP Ultra Short Duration Fixed Income Fund
Constellation CIP Short Duration Fixed Income Fund
Constellation CIP High Yield Fund
Constellation HL Large Cap Value Fund
Constellation Strategic Value and High Income Fund

Schedule B
to the
Investment Advisory Agreement

For Funds with Performance Adjustments

This Schedule B shall apply to each of the Funds identified on Schedule B-1 hereto.

     (a)  General. The Trust shall pay to the Adviser, as compensation for the Adviser’s services and expenses assumed hereunder, a fee determined with respect to each Fund, which shall be composed of the Basic Fee (defined below) and a Performance Adjustment (defined below) to the Basic Fee based upon the investment performance of a class of shares of the Fund in relation to the investment record of a securities index determined by the Trustees of the Trust to be appropriate over the same period.

     (b)  Index, Class and Changes Thereto. The Trustees have initially designated for each Fund the index and class of shares of the Fund identified on Schedule B-1 as the index and class to be used for purposes of determining the Performance Adjustment (referred to herein as the “Index” and the “Class,” respectively). From time to time, the Trustees may, by a vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such parties, determine (i) that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Trust; and (ii) that a different class of shares of the Trust representing interests in a Fund other than the Class is most appropriate for use in calculating the Performance Adjustment. If a different index (the “Successor Index”) is substituted for the Index in prospectively calculating the Performance Adjustment, the calculation of that portion of the Performance Adjustment attributable to any portion of the performance period prior to the adoption of the Successor Index will still be based upon the Fund’s performance compared to the Index. If a different class of shares (the “Successor Class”) is substituted in calculating the Performance Adjustment the use of a Successor Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire performance period so long as such Successor Class was outstanding at the beginning of such period. In the event that such Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the Successor Class of shares previously designated.

     (c)  Basic Fee. The basic fee for a Fund (the “Basic Fee”) for any period shall equal: (i) the Fund’s average net assets during such period, multiplied by (ii) the annual rate identified for such Fund on Schedule B-1 hereto, multiplied by (iii) a fraction, the numerator of which is the number of calendar days in the payment period and the denominator of which is 365 (366 in leap years).

     (d)  Performance Adjustment. The amount of the performance adjustment (the “Performance Adjustment”) shall equal: (i) the average net assets of the Fund over the Performance Period (as defined below), multiplied by (ii) the Adjustment Rate (as defined below), multiplied by (iii) a fraction, the numerator of which shall be the number of days in the last month of the Performance Period and the denominator of which shall be 365. The resulting dollar figure will be added to or subtracted from the Basic Fee depending on whether the Fund experienced better or worse performance than the Index.

     (e)  Adjustment Rate. The adjustment rate (the “Adjustment Rate”) shall be as set forth in Schedule B-2 for each Fund, provided, however, that the Performance Adjustment may be further adjusted to the extent necessary to insure that the total adjustment to the Basic Fee on an annualized basis does not exceed the maximum Performance Adjustment identified for such Fund in Schedule B-2.

     (f)  Performance Period. The performance period (the “Performance Period”) shall commence on the first day of the month next occurring after this Agreement becomes effective with respect to the Fund (the “Commencement Date”), provided, however, that if this Agreement should become effective on the first day of a month with respect to a Fund, then the Commencement Date shall be the first day of such month. The Performance Period shall consist of a rolling 12-month period that includes the current month plus the preceding 11 months following the commencement of Fund operations under this Agreement. No Performance Adjustment shall be made with respect to any period that is less than 12 months, provided, however, that the Adviser may calculate a Performance Adjustment for the Constellation TIP Financial Services Fund based upon performance achieved by such Fund prior to the effective date of this Agreement.

     (g)  Measurement Calculation. The Fund’s investment performance will be measured by comparing the (i) opening net asset value of one share of the Class of the Fund on the first business day of the Performance Period with (ii) the closing net asset value of one share of the Class of the Fund as of the last business day of such period. In computing the investment performance of the Fund and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the companies whose securities comprise the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rule under the Investment Advisers Act of 1940, as the same from time to time may be amended.

     (h)  Payment of Fees. The Management Fee payable hereunder shall be computed daily and paid monthly in arrears.

     (i)  Average Net Assets. The term “average net assets” of a Fund as used herein for any period shall mean the quotient produced by dividing (i) the sum of the net assets of the Fund, as determined in accordance with procedures established from time to time under the direction of the Board of Trustees of the Trust, for each calendar day of such period, by (ii) the number of such days.

     (j)  Termination. In the event this Agreement with respect to any Fund is terminated as of a date other than the last day of any month, the Basic Fee shall be computed on the basis of the period ending on the last day on which this Agreement is in effect for such Fund, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The amount of any Performance Adjustment to the Basic Fee will be computed on the basis of and applied to the average net assets over the Performance Period ending on the last day on which this Agreement is in effect for such Fund.

Schedule B-1
to the
Investment Advisory Agreement

Listing of Funds with Performance Adjustments

		Annual Basic
Name of Fund / Applicable Class	Performance Index	Fee Rate

Constellation TIP Target Select Equity Fund	Russell 3000 Index	1.0625%
Constellation TIP Small Cap Value Opportunities Fund	Russell 2000 Value Index	0.95%
Constellation TIP Healthcare & Biotechnology Fund	S&P 500 Healthcare Index	1.00%
Constellation TIP Financial Services Fund	S&P Financials Index	1.00%
Constellation TIP Tax Managed U.S. Equity Fund	S&P 500 Index	0.75%
Constellation Clover Large Cap Value Fund	Russell 1000 Value Index	0.74%
Constellation Clover Core Value Fund	Russell 3000 Index	0.74%
Constellation Clover Small Cap Value Value Fund	Russell 2000 Value Index	0.85%
Constellation Clover Core Fixed Income Fund	Lehman Brothers Aggregate Bond Index	0.45%
Constellation CIP Ultra Short Duration Fixed Income Fund	Merrill Lynch Three Month U.S. Treasury Bill Index	0.25%
Constellation CIP Short Duration Fixed Income Fund	Lehman Brother 1 – 3 Year U.S. Gov’t. Bond Index	0.25%
Constellation CIP High Yield Fund	Merrill Lynch High Yield, Cash Pay Index	0.55%
Constellation HL Large Cap Value Fund	[tbd]	[tbd]
Constellation Strategic Value and	Blended Index:
High Income Fund	- 50% Russell 2000 Value, and
	- 50% Merrill Lynch Cash Pay
	High Yield Index	0.10%

Schedule B-2
to the
Investment Advisory Agreement

Performance Adjustment Rate

Maximum Rate
Name of Fund / Class	Adjustment	Methodology

Constellation TIP Target Select
Equity Fund –
[Class I Shares]	+/- 0.15%
Constellation TIP Small Cap
Value Opportunities Fund –
[Class II Shares]	+/- 0.15%
Constellation TIP
Healthcare & Biotechnology
Fund	+/- 0.25%
Constellation TIP Financial
Services Fund –
[Class I Shares]	+/- 0.25%
Constellation TIP Tax Managed
U.S. Equity Fund –
[Class II Shares]	+/- 0.15%
Constellation Clover Large Cap
Value Fund –
[Class I Shares]	+/- 0.10%
Constellation Clover Core Value
Fund –
[Class I Shares]	+/- 0.15%
Constellation Clover Small Cap
Value Fund –
[Class I Shares]	+/- 0.125%
Constellation Clover Core Fixed
Income Fund – Class I Shares	+/- 0.08%
Constellation CIP Ultra Short
Duration Fixed Income Fund –
[Class I Shares]	+/- 0.06%
Constellation CIP Short Duration
Fixed Income Fund –
[Class I Shares]	+/- 0.06%
Constellation CIP High Yield
Fund –
[Class I Shares]	+/- 0.10%
Constellation HL LCV Fund] -
[Class I Shares]	[tbd]
Constellation Strategic Value and
High Income Fund –
[Class I Shares]	+/- 0.05%

Schedule C
to the
Investment Advisory Agreement

For Funds With No Performance Adjustment

This Schedule B shall apply to each of the Funds identified on Schedule C-1 hereto.

     (a)  The Trust shall pay to the Adviser a fee for each Fund calculated daily and payable monthly in arrears, computed as a percentage of the average net assets of the Fund for such month at the rate set forth in Schedule C-1 hereto.

     (b)  The “average net assets” of the Fund for any month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Trust, for each calendar day of such month, by (ii) the number of such days.

Schedule C-1
to the
Investment Advisory Agreement

Listing of Funds and Fee Rates

Name of Fund

Exhibit B

INVESTMENT SUB-ADVISORY AGREEMENT
CONSTELLATION FUNDS

          AGREEMENT made this      day of           , 2004, by and between Constellation Investment Management Company, LP (the “Adviser”) and Turner Investment Partners, Inc. (the “Sub-Adviser”).

          WHEREAS, Constellation Funds, a Delaware business trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

          WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated           , 2004 (the “Advisory Agreement”) with the Trust, pursuant to which the Adviser will act as investment adviser to each series of the Trust set forth on Schedule A of this Agreement (each a “Fund” and collectively the “Funds”); and

          WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of a Fund, and the Sub-Adviser is willing to render such investment advisory services.

          NOW, THEREFORE, the parties hereto agree as follows:

1.	Duties of the Sub-Adviser. Subject to supervision by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall manage those assets of a Fund that the Adviser determines to allocate to the Sub-Adviser (the “Allocated Assets”), including the purchase, retention and disposition of the Allocated Assets, in accordance with each Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)	The Sub-Adviser shall, in consultation with and subject to the direction of the Adviser, determine from time to time what Allocated Assets will be purchased, retained or sold by the Fund, and what portion of the Allocated Assets will be invested or held uninvested in cash.

(b)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)	The Sub-Adviser shall determine the Allocated Assets to be purchased or sold by the Fund as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Fund’s Registration Statement (as defined herein) and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-

Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Consistent with any guidelines established by the Board of Trustees of the Trust, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a fund transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — - viewed in terms of that particular transaction or terms of the overall responsibilities of the Sub-Adviser to the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will a Fund’s Allocated Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act.

(d)	The Sub-Adviser shall maintain all books and records with respect to transactions involving the Allocated Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Sub-Adviser shall keep the books and records relating to the Allocated Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of a Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Allocated Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e)	The Sub-Adviser shall provide each Fund’s custodian on each business day with information relating to all transactions concerning the Fund’s Allocated Assets and shall provide the Adviser with such information upon request of the Adviser.

(f)	The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

(g)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h)	The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the Allocated Assets. The Adviser shall instruct the custodian and other parties providing services to the Fund to promptly forward misdirected proxies to the Sub-Adviser.

(i)	Except as specifically permitted in writing by the Adviser, or as otherwise permitted or required to comply with the requirements of the 1940 Act (including the rules adopted thereunder), the Sub-Adviser shall not consult with any other sub-adviser to the Trust or a Fund concerning the purchase, retention or disposition of Fund Allocated Assets.

Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser’s partners, officers or employees.

2.	Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to each Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Allocated Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust’s Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(a)	The Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of the State of Delaware (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)	By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c)	Prospectus(es) of each Fund.

4.	Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified on Schedule B or Schedule C, as applicable, of this Agreement. The fee will be calculated based on the average monthly market value of the Allocated Assets under the Sub-Adviser s management and will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

5.	Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) howsoever arising from or in connection with the performance of the Sub-Adviser s obligations under this Agreement; provided, however, that the Sub-Adviser s obligation under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own, or any other sub-adviser’s, willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

6.	Duration and Termination. This Agreement shall become effective upon its approval by the Trust’s Board of Trustees and by the vote of a majority of the outstanding voting securities of each Fund. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to a Fund (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser’s agreement with the Trust. As used in this Section 6, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7.	Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Pennsylvania, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9.	Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	Constellation Investment Management Company, LP
1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312
Attn: John H. Grady

To the Sub-Adviser at:	Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312
Attn: Stephen J. Kneeley

10.	Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     A copy of the Declaration of Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

     Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Constellation Investment Management Company, LP	Turner Investment Partners, Inc.

By:	By:

Name:	Name:

Title:	Title:

Schedule A
to the
Investment Sub-Advisory Agreement

Listing of Funds

          Name of Fund

Constellation TIP Target Select Equity Fund

2

Schedule B
to the
Investment Sub-Advisory Agreement

For Funds with Performance Adjustments

This Schedule B shall apply to each of the Funds identified on Schedule B-1 hereto.

     (a)  General. The Adviser shall pay to the Sub-Adviser, as compensation for the Sub-Adviser’s services and expenses assumed hereunder, a fee determined with respect to each Fund, which shall be composed of the Basic Fee (defined below) and a Performance Adjustment (defined below) to the Basic Fee based upon the investment performance of a class of shares of the Fund in relation to the investment record of a securities index determined by the Trustees of the Trust to be appropriate over the same period.

     (b)  Index, Class and Changes Thereto. The Trustees have initially designated for each Fund the index and class of shares of the Fund identified on Schedule B-1 as the index and class to be used for purposes of determining the Performance Adjustment (referred to herein as the “Index” and the “Class,” respectively). From time to time, the Trustees may, by a vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such parties, determine (i) that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Trust; and (ii) that a different class of shares of the Trust representing interests in a Fund other than the Class is most appropriate for use in calculating the Performance Adjustment. If a different index (the “Successor Index”) is substituted for the Index in prospectively calculating the Performance Adjustment, the calculation of that portion of the Performance Adjustment attributable to any portion of the performance period prior to the adoption of the Successor Index will still be based upon the Fund’s performance compared to the Index. If a different class of shares (the “Successor Class”) is substituted in calculating the Performance Adjustment the use of a Successor Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire performance period so long as such Successor Class was outstanding at the beginning of such period. In the event that such Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the Successor Class of shares previously designated.

     (c)  Basic Fee. The basic fee for a Fund (the “Basic Fee”) for any period shall equal: (i) the Fund’s average net assets during such period, multiplied by (ii) the annual rate identified for such Fund on Schedule B-1 hereto, multiplied by (iii) a fraction, the numerator of which is the number of calendar days in the payment period and the denominator of which is 365 (366 in leap years).

     (d)  Performance Adjustment. The amount of the performance adjustment (the “Performance Adjustment”) shall equal: (i) the average net assets of the Fund over the Performance Period (as defined below), multiplied by (ii) the Adjustment Rate (as defined below), multiplied by (iii) a fraction, the numerator of which shall be the number of days in the last month of the Performance Period and the denominator of which shall be 365. The resulting dollar figure will be added to or subtracted from the Basic Fee depending on whether the Fund experienced better or worse performance than the Index.

     (e)  Adjustment Rate. The adjustment rate (the “Adjustment Rate”) shall be as set forth in Schedule B-2 for each Fund, provided, however, that the Performance Adjustment may be further

3

adjusted to the extent necessary to insure that the total adjustment to the Basic Fee on an annualized basis does not exceed the maximum Performance Adjustment identified for such Fund in Schedule B-2.

     (f)  Performance Period. The performance period (the “Performance Period”) shall commence on the first day of the month next occurring after this Agreement becomes effective with respect to the Fund (the “Commencement Date”), provided, however, that if this Agreement should become effective on the first day of a month with respect to a Fund, then the Commencement Date shall be the first day of such month. The Performance Period shall consist of a rolling 12-month period that includes the current month plus the preceding 11 months following the commencement of Fund operations under this Agreement. No Performance Adjustment shall be made with respect to any period that is less than 12 months, provided, however, that the Adviser may calculate a Performance Adjustment for the Constellation TIP Financial Services Fund based upon performance achieved by such Fund prior to the effective date of this Agreement.

     (g)  Measurement Calculation. The Fund’s investment performance will be measured by comparing the (i) opening net asset value of one share of the Class of the Fund on the first business day of the Performance Period with (ii) the closing net asset value of one share of the Class of the Fund as of the last business day of such period. In computing the investment performance of the Fund and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the companies whose securities comprise the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rule under the Investment Advisers Act of 1940, as the same from time to time may be amended.

     (h)  Payment of Fees. The Management Fee payable hereunder shall be computed daily and paid monthly in arrears.

     (i)  Average Net Assets. The term “average net assets” of a Fund as used herein for any period shall mean the quotient produced by dividing (i) the sum of the net assets of the Fund, as determined in accordance with procedures established from time to time under the direction of the Board of Trustees of the Trust, for each calendar day of such period, by (ii) the number of such days.

     (j)  Termination. In the event this Agreement with respect to any Fund is terminated as of a date other than the last day of any month, the Basic Fee shall be computed on the basis of the period ending on the last day on which this Agreement is in effect for such Fund, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The amount of any Performance Adjustment to the Basic Fee will be computed on the basis of and applied to the average net assets over the Performance Period ending on the last day on which this Agreement is in effect for such Fund.

4

Schedule B-1
to the
Investment Sub-Advisory Agreement

Listing of Funds with Performance Adjustments

		Annual Basic
Name of Fund / Applicable Class	Performance Index	Fee Rate

Constellation TIP Target Select Equity Fund	Russell 3000 Index	0.65%

5

Schedule B-2
to the
Investment Sub-Advisory Agreement

Performance Adjustment Rate

Maximum Rate
Name of Fund / Class	Adjustment	Methodology

Constellation TIP Target Select
Equity Fund –
[Class I Shares]	+/- 0.1125%

6

Schedule C
to the
Investment Advisory Agreement

For Funds With No Performance Adjustment

This Schedule B shall apply to each of the Funds identified on Schedule C-1 hereto.

     (a)  The Trust shall pay to the Adviser a fee for each Fund calculated daily and payable monthly in arrears, computed as a percentage of the average net assets of the Fund for such month at the rate set forth in Schedule C-1 hereto.

     (b)  The “average net assets” of the Fund for any month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Trust, for each calendar day of such month, by (ii) the number of such days.

7

Schedule C-1
to the
Investment Advisory Agreement

Listing of Funds and Fee Rates

Name of Fund

None

8

Exhibit C

AUDIT COMMITTEE CHARTER

     Pursuant to Article 4, Section 1, paragraph g of the By-Laws of Alpha Select Funds (the “Fund”), the Board of Trustees (the “Board”) of the Fund hereby establishes an Audit Committee (the “Committee”) to oversee the financial reporting process and internal controls of the Fund. The Board further adopts the following as the governing principles of the Committee.

Membership.

     The Committee shall consist of all of the Fund’s Trustees that are not “interested directors” as that term is defined under the Investment Company Act of 1940 (the “1940 Act”). In addition, no disinterested Trustee shall serve on the Committee if he or she has accepted any compensation from the Fund, its adviser, any affiliated person of the Fund, or any affiliated person of such a person, other than in his or her capacity as a member of the Board, a member of the Committee, or a member of any other committee of the Board. The Committee shall elect from its own members a Chairperson, who shall preside over each meeting of the Committee.

Principal Responsibilities.

     The principal responsibilities of the Committee shall include:

•	Recommending which firm to engage as the Fund’s independent auditor as required by Section 32 of the 1940 Act, and whether to terminate this relationship.

•	Reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement, and its independence.

•	Pre-approving all audit and permitted non-audit services the independent auditor provides to the Fund, and all services that the independent auditor provides to the Fund’s investment adviser(s) and advisory affiliates (whether or not directly related to the Fund’s operations and financial reporting); except that (a) services provided to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser, and (b) de minimis non-audit services,[1] shall not require pre-approval.

•	Serving as a channel of communication between the independent auditor and the Board.

[1]	A non-audit service is de minimis if: (a) the total amount of the non-audit service is not more than 5% percent of the total amount of revenues paid to the auditor by the Fund, its investment adviser, and advisory affiliates that provide ongoing services to the Trust for services otherwise requiring audit committee pre-approval during the fiscal year in which the non-audit service was provided; (b) the Trust did not recognize these services as non-audit services at the time they were provided; and (c) these services are promptly brought to the attention of the Committee and the Committee approves them before the audit is complete.

9

•	Reviewing the results of each external audit, including any qualifications in the independent auditors’ opinion, any related management letter, management’s responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Fund that are material to the Fund as a whole, if any, and management’s responses to any such reports.

•	Reviewing any significant disputes between the Fund’s management and the independent auditor that arose in connection with the preparation of the Fund’s audited financial statements and any unusual circumstances reflected in those financial statements.

•	Considering, in consultation with the independent auditors and the Fund’s senior internal accounting executive, if any, the independent auditors’ report on the adequacy of the Fund’s internal financial controls.

•	Reviewing, in consultation with the Fund’s independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements.

•	Reviewing the procedures employed by the Fund in preparing published financial statements and related management commentaries.

•	Reviewing and, where warranted, investigating allegations of misconduct affecting the Fund’s accounting, auditing or financial reporting operations, where such allegations are either brought to the Committee’s attention in writing or are otherwise actually known, or the Committee suspects such misconduct.

The function of the Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Fund’s independent auditor is responsible for planning and carrying out a proper audit and review.

Recommendation of Independent Auditors.

     In connection with the selection of the Fund’s independent auditors, the Committee shall consider the auditors’: (a) basic approach and techniques; (b) knowledge and experience in the industry and other investment companies serviced by the firm; (c) procedures followed to assure the firm’s independence; (d) policy regarding rotation of personnel assigned to the engagement; and (e) other quality control procedures. The Committee shall also consider the nature and quality of other services offered by the firm, the firm’s manner of communicating weaknesses noted in the Fund’s internal control system, the basis for determining its fees, and management’s attitude toward the firm.

Operation of the Committee.

10

•	The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

•	The Committee shall report its activities to the full Board on a regular basis and will make such recommendations as the Committee may deem necessary or appropriate to the Board or Fund management.

•	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

•	The Committee shall periodically review all procedures adopted by the Fund relating to the Fund’s financial statements, including those procedures (if any) relating to: (i) the valuation of securities and the computation of the Fund’s net asset value; (ii) the valuation of securities for which market quotations are not readily available (including Rule 144A securities); and (iii) the pricing services used by the Fund.

Revised September 2003

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PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
THE SPECIAL MEETING OF SHAREHOLDERS, TO BE HELD ON

[DATE]

The undersigned, hereby appoints [John H. Grady] and [John J. Canning] as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Target Select Equity Fund (the “Fund”), a series of Alpha Select Funds (the “Trust”), to be held at the offices of Turner Investment Partners, Inc., the Trust’s administrator, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312 on [DATE] Eastern Time, and any adjournments or postponements of the Special Meeting (the “Meeting”) all shares of beneficial interest of the Portfolios that the undersigned would be entitled to vote if personally present at the Meeting (“Shares”) on the proposal set forth below, and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

Proposal 1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Constellation Investment Management Company LP (“CIMCO”).

	For Against	Abstain

Proposal 2.	To approve a new investment sub-advisory agreement between CIMCO, on behalf of the Fund, and Turner Investment Partners, Inc.

	For Against	Abstain

Proposal 3.	To elect the following individuals to the Board of Trustees to hold office until their successor(s) are elected or until their resignation or removal.

a.	John Grady:	For	Against	Abstain

b.	Ronald Filante:	For	Against	Abstain

c.	Alfred Salvato:	For	Against	Abstain

d.	Janet Sansone:	For	Against	Abstain

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposals and will be voted in the appointed proxies’ discretion upon such other business as may properly come before the Meeting.

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The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:         , 2004

Signature of Shareholder

Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.

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